UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2026

T3 DEFENSE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39341	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

575 Fifth Avenue, 14th Floor

New York, New York 10017

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DFNS	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Share of Common Stock for $92.00 per share	DFNSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On June 12, 2026, T3 Defense Inc. (the “Company”) sold 15,187,265 shares of common stock to Esousa Group Holdings, LLC pursuant to the terms of the common stock purchase agreement dated September 19, 2025 (the “Purchase Agreement”) in consideration for an aggregate of $3,805,929 in gross proceeds. The offer and sale of shares was made pursuant to the registration statement which was declared effective by the Securities and Exchange Commission on December 23, 2025 (registration no. 333-292209).

In connection with the sale of these securities pursuant to the Purchase Agreement, the investor waived the prohibition against the Company issuing purchase notices under the equity line program that is contained in that certain securities purchase agreement, dated February 24, 2026, by and between the Company and the investor. In addition, the Company and the investor effectuated the following additional purchases on the dates indicated below:

April 20, 2026	74,880 shares	$42,232
May 15, 2026	146,706	$61,925
May 22, 2026	284,236	$96,299
May 29, 2026	1,237,361	$425,652
June 4, 2026	364,336	$113,199
June 12, 2026	15,187,265	$3,805,929
Total:	17,294,784 shares	$4,545,236

There is no assurance that the investor will permit a future waiver of the prohibition and the company may not be able to make any further sales under the equity line program until all of the conditions contained in the Securities Purchase Agreement, dated February 24, 2026, are satisfied.

As of the date hereof, the Company has issued and outstanding 94,832,476 common shares and 200 shares of Series B Convertible Preferred Stock, which were issued pursuant to that certain Securities Purchase Agreement, dated February 24, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T3 DEFENSE INC.

Date: June 15, 2026	By:	/s/ Menachem Shalom
	Name:	Menachem Shalom
	Title:	Chief Executive Officer